Mattersight Q2 2011 Earnings Webinar August 10, 2011 Exhibit 99.2

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Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended January 1, 2011, our quarterly reports on Form 10-Q,
as well as our press release issued earlier today.
Mattersight undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
Mattersight Corporation.

Discussion Topics • Q2 Overview • Business Strategy Discussion • Q3 Guidance 3

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4 Q2 Overview

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Highlights
•
Contracts and Backlog
Signed $26.7 million in Managed Services contracts
Grew Backlog to a record $100.0 million
Increased Backlog 69% year/year
•
New Products and New Projects
Closed first production deployment of our predictive analytics
Signed sales pilot at one of our existing accounts
•
Operating Performance
Grew subscription revenues 6% sequentially
•
Other Highlights
Grew sales team from 13 to 18
Completed divestiture of our ICS business unit

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ICS Divestiture
•
Completed ICS divestiture on May 28
•
Proceeds
Received initial proceeds of $34.1 million (prior to ~$3.8
million of transaction costs and taxes)
We expect to receive an additional $1.8 million related to the final Working Capital adjustment late in Q3
There is also $1.5 million held in escrow that expires on
November 28
•
Taxes
We recorded a $3.8 million tax liability in Q2
We expect to use losses to reduce the tax liability over the balance of the year
We estimate taxes will be less than $400k

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Revenues
Revenue
Type
Q2
Actual
Subscription
Revenues
$4,863 6%
Amortized
Deployments Fees
and Add On
Consulting Revenues
1,290 3%
Total Behavioral
Analytics Revenues
6,153 5%
Other Revenues 474 (33%)
Total Revenues $6,627 1%

Sequential
Change

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Bookings
Contract
Type
Q2 2011
Bookings
Last Four Quarter
Bookings
Add On Contracts with
Existing Customers
$26.7m $40.2m
Renewals $0 $18.0m
New Customer Contracts $0 $9.7m
Total $26.7m $68.0m

Application
Q2 2011
Bookings
Last Four Quarter
Bookings
Call Center
Customer Service
$24.9m $53.1m
Call Center
Sales and Collections
$0.5m $10.0m
Other Applications $1.3m $4.9m
Total $26.7m $68.0m

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Backlog

Notes
Backlog increased 69% year over year
Revenue retention rate of Behavioral Analytics subscriptions is ~95%
Average remaining duration of the backlog is 36 months
Backlog (in Millions)
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$63.9
$59.4
$58.9
$84.5
$80.1
$100.0

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Existing Account TAM 10 Existing Annual Account TAM (in Millions) 250 200 150 100 50 0 Dec-07 Jun-08 Dec-08 Jun-09 Jun-10 Jun-11 Dec-10 Dec-09 29 36 89 177 210

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Add On Sales 11 Add On Sales Metrics Rolling Four Quarters: 68% Annualized Current Quarter: 180% Existing Annual Account TAM (~$210 Million) Call Center Informal CC Back Office 3rd Party

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Headcount Business Function Q2 Headcount Sequential Change Development and Operations 162 2% Sales and Marketing 23 44% G&A 18 (38%) Total 203 (1%) 12

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Discussion of Operating Results/Income Statement Outlook
•
Operating Results
Q2 Operating Results were consistent with our internal forecasts
Cash was less than expected due to the delay in an expected contract prepayment of ~$4.5 million; this payment is expected to be received later this year
•
Target Income Statement Model

Income Statement
Category
Q2
2011
Comments
Subscription
Revenues As a % of
Total Revenues
73% 90%
Subscription revenues will grow faster
than other revenue categories
Gross Margin 52% 65%
Core Subscription and Add On
Revenues have higher margins than
other revenues
Sales and Marketing 33% 20% Driven by Scale
Development 28% 13% Driven by Scale
G&A 26% 7% Driven by Scale
Adjusted EBITDA -35% 25%
Target
Model

Arbitration with TCV
•
On July 29th Mattersight entered into Arbitration with Technology
Crossover Ventures (TCV)
•
TCV owns 53% of the Series B Preferred and has expressed the position that the sale of the ICS business triggers the requirement of a cash payment equal to the full amount of the Series B
liquidation preference
•
The liquidation preference is $5.10 per share of outstanding Series
B Stock (approximately $18 million)
•
The Company and Sutter Hill Ventures (who owns 38% of the
Series B) disagree with TCV’s position
•
We expect the Arbitration will be decided in approximately 90 days
•
Until the resolution of the Arbitration, we have agreed to hold
$18 million as Restricted Cash

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15 Business Strategy Discussion

Capture
Conversations
Desktop Data
Customer and
Employee Data
Analyze
Millions of algorithms delivered as a managed service from the cloud, in a highly secure environment
Create Value
Call Center
Customer Experience
and Retention
Fraud
Back Office

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Behavioral Analytics: Attacking a $10B/Year Market 16

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Market Overview
Service Sales Collections Fraud Back Office
Market Size
in Seats
3.5m .2m .3m .5m 10m
Monthly Per
User Price
$125 $150 $200 $100 $50
Economic
Returns
3X 5X 5x 5x 5x
Annual TAM $5.3b $.4b $.7b $.6b $6.0b

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Competitive Strategies and Competitive Proof Points
•
Competitive Strategies
Capture more information related to the interactions
Index the captured information in a robust Data Model
Apply powerful Algorithms to create operational transparency
Create Predictive Models to predict future outcomes
Use our Business Monitoring to ensure our clients drive value with our data
•
Competitive Proof Points
Virtually all of our accounts have Nice, Verint or some other
Call Recording system
The significant breadth and value of our applications
The size of our Add On revenues
Our 95% revenue retention rate

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Investment Highlights
• Large, Untapped Market
US TAM of $10+ billion per year
<5% penetrated
• Significant Opportunity with Existing Customers
Installed base TAM of ~$200 million
~15% penetrated
•
Enterprise Analytics Footprint Delivered in the Cloud
Analytics for service, sales, and collections calls centers
Mattersight also has analytics applications for fraud, customer retention and the back office
The company’s analytics are delivered in the cloud and virtually all of its revenues are recurring
• Significant Customer Returns and Impressive Customer List
Mattersight’s unique analytics and delivery model generates significant returns for its customers
• Large and Sticky Customer Relationships
Average revenue per customer is in excess of $1 million per year
Average initial contract duration of 3 to 5 years
• Significant Revenue Visibility
Large Contract Backlog
95%+ revenue retention rate

Customers include 3 of the top 5 HMOs; 3 of the top 4 Property & Casualty Insurance companies; 1 of the 3 largest retail banks; and 1 of the 2 largest Prescription Benefit Management companies

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Q3 Guidance 20

Q3 Guidance 21 • 8% to 10% sequential increase in Subscription Revenues • 5% to 7% sequential increase in Total Revenues

22 Thank You • Kelly Conway 847.582.7200 kelly.conway@mattersight.com • Tyson Marian 312.454.3527 tyson.marian@mattersight.com • Bill Noon 847.582.7019 bill.noon@mattersight.com